                               AMENDMENT NO. 4A
                                      to
                                  SCHEDULE A
                                      of
                           DELAWARE GROUP OF FUNDS*
                           FUND ACCOUNTING AGREEMENT


Delaware Group Adviser Funds, Inc.
     Corporate Income Fund
     Enterprise Fund
     Federal Bond Fund
     New Pacific Fund
     U.S. Growth Fund
     World Growth Fund

Delaware Group Cash Reserve, Inc.

Delaware Group Equity Funds I, Inc. (formerly Delaware)
     Delaware Fund
     Devon Fund

Delaware Group Equity Funds II, Inc. (formerly Decatur)
     Blue Chip Fund (New)
     Decatur Income Fund
     Decatur Total Return Fund
     Quantum Fund (New)

Delaware Group Equity Funds IV, Inc. (formerly DelCap)
     Capital Appreciation Fund (New)
     DelCap Fund

Delaware Group Equity Funds V, Inc. (formerly Value)
     Value Fund
     Retirement Income Fund (New)

Delaware Group Government Fund, Inc.
     Government Income Series (U.S. Government Fund)

-------------

     *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

Delaware Group Global & International Funds, Inc.
     Emerging Markets Fund (New)
     Global Assets Fund
     Global Bond Fund
     International Equity Fund

Delaware Group Income Funds, Inc. (formerly Delchester)
     Delchester Fund
     High-Yield Opportunities Fund (New)
     Strategic Income Fund (New)

Delaware Group Limited-Term Government Funds, Inc.
     Limited-Term Government Fund
     U.S. Government Money Fund

Delaware Pooled Trust, Inc.
     The Aggressive Growth Portfolio
     The Defensive Equity Portfolio
     The Defensive Equity Small/Mid-Cap Portfolio (New)
     The Emerging Markets Portfolio (New)
     The Fixed Income Portfolio
     The Global Fixed Income Portfolio
     The High-Yield Bond Portfolio (New)
     The International Equity Portfolio
     The International Fixed Income Portfolio (New)
     The Labor Select International Equity Portfolio
     The Limited-Term Maturity Portfolio (New)
     The Real Estate Investment Trust Portfolio

Delaware Group Premium Fund, Inc.
     Capital Reserves Series
     Cash Reserve Series
     Decatur Total Return Series
     Delaware Series
     Delchester Series
     DelCap Series
     Global Bond Series (New)
     International Equity Series
     Trend Series
     Value Series

Delaware Group Tax-Free Fund, Inc.
     Tax-Free Insured Fund
     Tax-Free USA Fund
     Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group Trend Fund, Inc.

DMC Tax-Free Income Trust - Pennsylvania (doing business as Tax-Free
                            Pennsylvania Fund)

Dated as of:  April 14, 1997
              --------------

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

DELAWARE SERVICE COMPANY, INC.

By:  /s/ David K. Downes
     ----------------------
     David K. Downes
     President, Chief Executive Officer and Chief Financial Officer

DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE GROUP CASH RESERVE, INC.
DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE GROUP EQUITY FUNDS II, INC.
DELAWARE GROUP EQUITY FUNDS IV, INC.
DELAWARE GROUP EQUITY FUNDS V, INC.
DELAWARE GROUP GOVERNMENT FUND, INC.
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
DELAWARE GROUP INCOME FUNDS, INC.
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
DELAWARE GROUP PREMIUM FUND, INC.
DELAWARE GROUP TAX-FREE FUND, INC.
DELAWARE GROUP TAX-FREE MONEY FUND, INC.
DELAWARE GROUP TREND FUND, INC.
DMC TAX-FREE INCOME TRUST-PENNSYLVANIA

By:  /s/ Wayne A. Stork
     ------------------------
     Wayne A. Stork
     Chairman, President and
     Chief Executive Officer

DELAWARE POOLED TRUST, INC.

By:  /s/ Wayne A. Stork
     ------------------------
     Wayne A. Stork
     President and
     Chief Executive Officer


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